Exhibit 10.42

NOMINATION AGREEMENT

This Nomination Agreement (this “Agreement”) is made and entered into as of [•], 2024 (the “Effective Date”), by and among Ardent Health Partners, Inc., a Delaware corporation (the “Company”), EGI-AM Investments, L.L.C., a Delaware limited liability company (“EGI”), and ALH Holdings, LLC, a Delaware limited liability company and subsidiary of Ventas, Inc. (“Ventas”).

WHEREAS, as of the Effective Date, EGI holds [•] shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and Ventas holds [•] shares of Common Stock; and

WHEREAS, in connection with the initial public offering and sale of shares of Common Stock, the Company, EGI and Ventas desire to set forth the mutual agreement of the parties regarding the rights of EGI and Ventas to (among other things) designate nominees for election to the board of directors of the Company (the “Board”) following the Effective Date on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties to this Agreement agrees as follows:

1. Definitions and Interpretation. As used in this Agreement, the following terms shall have the following meanings:

(a) “Affiliate” shall mean, when used with respect to a specified Person and at a point in, or with respect to a period of, time, a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person at such point in or during such period of time. For the purposes of this definition, “control”, when used with respect to any specified Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract or otherwise.

(b) “Agreement” shall have the meaning set forth in the Preamble.

(c) “Beneficially Own” shall have the meaning set forth in Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(d) “Board” shall have the meaning set forth in the Recitals.

(e) “Commission” shall mean the United States Securities and Exchange Commission.

(f) “Common Stock” shall have the meaning set forth in the Recitals.

(g) “Company” shall have the meaning set forth in the Preamble.

(h) “Effective Date” shall have the meaning set forth in the Preamble.

(i) “EGI” shall have the meaning set forth in the Preamble.

(j) “EGI Designee” shall have the meaning set forth in Section 2(a).

(k) “EGI Group” shall have the meaning set forth in Section 2(a).

(l) “Governmental Entity” shall mean any nation or government, any state, municipality or other political subdivision thereof and any entity, body, agency, commission, department, board, bureau or court, whether domestic, foreign, multinational, or supranational, exercising executive, legislative, judicial, regulatory, self-regulatory or administrative functions of or pertaining to government and any executive official thereof.

(m) “Law” shall mean applicable U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar statute, law, ordinance, regulation, rule, code, income tax treaty, order, requirement or rule of law (including common law) or other binding directives promulgated, issued, entered into or taken by any Governmental Entity.

(n) “Party” or “parties” means the Company, EGI and Ventas, individually or collectively, as the case may be.

(o) “Person” shall mean any natural person, firm, individual, corporation, business trust, joint venture, association, bank, land trust, trust company, company, limited liability company, partnership, or other organization or entity, whether incorporated or unincorporated, or any Governmental Entity.

(p) “Ventas” shall have the meaning set forth in the Preamble.

(q) “Ventas Designee” shall have the meaning set forth in Section 3.

2. EGI Nomination Rights.

(a) EGI Board Representation. Following the Effective Date, and (i) for so long as EGI, any Affiliates of EGI, successors-in-interest to EGI, Affiliate transferees of any Common Stock held by EGI and any other controlled subsidiary of the foregoing (collectively, the “EGI Group”) collectively Beneficially Own shares of Common Stock representing, in the aggregate, at least 50% or more of the total voting power of the then outstanding Common Stock with respect to the election of directors, EGI shall have the right, but not the obligation, to designate for nomination by the Board (or any nominating committee thereof) for election to the Board (each person so designated, an “EGI Designee”) a majority of the directors of the Board, including the chairman of the Board; (ii) for so long as the EGI Group Beneficially Owns shares of Common Stock representing, in the aggregate, at least 40% or more, but less than 50% of the total voting power of the then outstanding Common Stock with respect to the election of directors, EGI shall have the right, but not the obligation, to designate for nomination by the Board (or any nominating committee thereof) for election to the Board at least 40% of the directors of the Board (rounded up to the nearest whole number); (iii) for so long as the EGI Group Beneficially Owns shares of Common Stock representing, in the aggregate, at least 30% or more, but less than 40% of the total voting power of the then outstanding Common Stock with respect to the election of directors, EGI shall have the right, but not the obligation, to designate for nomination by the Board (or any nominating committee thereof) for election to the Board at least 30% of the directors of the Board (rounded up to the nearest whole number); (iv) for so long as the EGI Group Beneficially Owns shares of Common Stock representing, in the aggregate, at least 20% or more, but less than 30% of the total voting power of the then outstanding Common Stock with respect to the election of directors, EGI shall have the right, but not the obligation, to designate for nomination by the Board (or any nominating committee thereof) for election to the Board at least 20% of the directors of the Board (rounded up to the nearest whole number); (iv) for so long as the EGI Group Beneficially Owns shares of Common Stock representing, in the aggregate, at least 10% or more, but less than 20% of the total voting power of the then outstanding Common Stock with respect to the election of directors, EGI shall have the right, but not the obligation, to designate for nomination by the Board (or any nominating committee thereof) for election to the Board at least 10% of the directors of the Board (rounded up to the nearest whole number); and (v) for so long as the EGI Group Beneficially Owns shares of Common Stock representing, in the aggregate, at least 4% or more, but less than 10% of the total voting power of the then outstanding Common Stock with respect to the election of directors, EGI shall have the right, but not the obligation, to designate for nomination by the Board (or any nominating committee thereof) for election to the Board one director of the Board, in each case to the extent such EGI Designees are eligible to serve on the Board under applicable Laws and stock exchange regulations. In the event that at any time the number of directors entitled to be designated by EGI pursuant to this Section 2(a) decreases, EGI shall take reasonable actions to cause a sufficient number of designated directors to resign from the Board prior to or concurrent with the end of such designated director’s term such that the number of designated directors after such resignation(s) equals the number of directors EGI would have been entitled to designate pursuant to this Section 2(a).

(b) EGI Board Committee Representation. Following the Effective Date, for so long as the EGI Group Beneficially Owns shares of Common Stock representing, in the aggregate, at least 50% or more of the combined voting power of the then outstanding Common Stock with respect to the election of directors, the Compensation Committee of the Board (the “Compensation Committee”) and the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), in each case, shall, unless EGI consents otherwise, be composed of directors at least a majority of which are EGI Designees; provided that the EGI Designees on each of the Compensation Committee and Nominating Committee shall comply with the applicable director independence requirements under applicable Law, after taking into account all available exemptions under the listing rules of the stock exchange on which the Common Stock is listed. Furthermore, the Company shall use reasonable best efforts to cause each committee of the Board to be composed of at least one EGI Designee for so long as the EGI Group Beneficially Owns shares of Common Stock representing, in the aggregate, at least 4% or more of the total voting power of the then outstanding Common Stock with respect to the election of directors, provided that the EGI Designees on each such committee shall comply with the applicable director independence requirements under applicable Law, after taking into account all available exemptions under the listing rules of the stock exchange on which the Common Stock is listed.

3. Ventas Nomination Rights. Following the Effective Date, for so long as Ventas and any Affiliate of Ventas (together, the “Ventas Group”) Beneficially Own shares of Common Stock representing in the aggregate at least 4% or more of the total voting power of the then outstanding Common Stock with respect to the election of directors, Ventas shall have the right, but not the obligation, to designate for nomination by the Board (or any nominating committee thereof) for election to the Board (such person so designated, the “Ventas Designee”) one director of the Board, to the extent such designee is eligible to serve on the Board under applicable Law and stock exchange regulations. In the event the Ventas Group ceases to Beneficially Own shares of Common Stock representing in the aggregate at least 4% of more of the total voting power of the then outstanding Common Stock with respect to the election of directors, Ventas shall take reasonable actions to cause the Ventas Designee to resign from the Board prior to or concurrent with the end of the Ventas Designee’s term.

4. Company Obligation; Vacancies. The Company shall at all such times, and as promptly as reasonably practicable, take all necessary corporate action, to the fullest extent permitted by applicable Law, and cause all such EGI Designee(s) and Ventas Designee to be nominated for election as members of the Board and to be included in the slate of nominees recommended by the Board to holders of Common Stock (including at any special meeting of stockholders held for the election of directors) and shall use reasonable best efforts to cause the election of each such EGI Designee(s) and Ventas Designee, including soliciting proxies in favor of the election of such persons. In the event that any EGI Designee(s) or Ventas Designee elected to the Board shall cease to serve as a director for any reason, the vacancy resulting therefrom shall be filled by the Board with a substitute EGI Designee(s) or Ventas Designee, respectively. In the event that as a result of any increase in the size of the Board, EGI is entitled to have one or more additional EGI Designees elected to the Board pursuant to Section 2(a), the Board shall appoint the appropriate number of such additional EGI Designees as promptly as reasonably practicable following receipt of written notice of any such additional EGI Designees.

5. Additional EGI Designees. In the event that EGI has nominated less than the total number of EGI Designees that EGI shall be entitled to nominate under Section 2(a), EGI shall have the right, at any time, to nominate such additional EGI Designees to which it is entitled, in which case, the Company and the Board shall take all necessary corporate action as promptly as reasonably practicable, to the fullest extent permitted by applicable Law, (i) to enable EGI to nominate and effect the election or appointment of such additional individuals, whether by increasing the size of the Board, or otherwise and (ii) to effect the election or appointment of such additional individuals nominated by EGI to fill such newly-created directorships or to fill any other existing vacancies.

6. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter hereof.

(b) Counterparts; Electronic Signatures. This Agreement may be executed in more than one counterpart, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each of the parties. The parties may deliver executed signature pages to this Agreement by facsimile or email transmission. No party may raise as a defense to the formation or enforceability of this Agreement, and each party forever waives any such defense, either (i) the use of a facsimile or email transmission to deliver a signature or (ii) the fact that any signature was signed and subsequently transmitted by facsimile or email transmission. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures (including, without limitation, DocuSign and AdobeSign), deliveries or the keeping of records in electronic form in compliance with the U.S. federal ESIGN Act of 2000 or any comparable state statutes, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

(c) Amendment and Waiver. This Agreement may be amended or waived only by a written instrument duly executed by the Company, EGI and Ventas. No course of dealing between the Company, EGI and Ventas (or any of them), or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. Neither EGI nor Ventas shall be obligated to nominate any EGI Designees or Ventas Designee, respectively, to which either is entitled to nominate pursuant to this Agreement for any election of directors to the Board, but the failure to do so shall not constitute a waiver of EGI’s or Ventas’s rights, respectively, hereunder with respect to future elections.

(d) Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the other parties, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void. Notwithstanding the foregoing, this Agreement shall be assignable by EGI or Ventas to (i) an Affiliate controlled by EGI or Ventas, respectively, or (ii) a bona fide third party in connection with a merger, reorganization, consolidation or the sale of all or substantially all the assets of a party hereto so long as the resulting, surviving or transferee entity assumes all the obligations of the relevant party hereto by operation of law or pursuant to an agreement in form and substance reasonably satisfactory to the other parties to this Agreement.

(e) Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Company, EGI and Ventas and their respective successors and permitted assigns.

(f) Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

(g) Governing Law; Submission to Jurisdiction. This Agreement, and all rights and remedies in connection herewith, shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict-of-laws rule or principle (whether under the laws of Delaware or any other jurisdiction) that might refer the governance or the construction of this Agreement to the law of another jurisdiction. If any provision of this Agreement or its application to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected thereby, and such provision will be enforced to the greatest extent permitted by law. THE PARTIES HERETO VOLUNTARILY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY U.S. DISTRICT COURT OR DELAWARE STATE CHANCERY COURT LOCATED, IN EACH CASE, IN WILMINGTON, DELAWARE, OVER ANY DISPUTE BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF THIS AGREEMENT. EACH PARTY HERETO IRREVOCABLY AGREES THAT ALL SUCH CLAIMS IN RESPECT OF SUCH DISPUTE SHALL BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH DISPUTE ARISING OUT OF THIS AGREEMENT BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH PARTY HERETO AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, EACH PARTY AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY DISPUTE (AS DEFINED BELOW) OR OTHER PROCEEDING RELATED THERETO BROUGHT IN CONNECTION WITH THIS AGREEMENT.

(h) Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(i) Interpretation. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

(j) Further Assurances. Each of the parties hereto shall execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

(k) Specific Performance. Each of the parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal or state court located in the State of Delaware, in addition to any other remedy to which they are entitled at law or in equity.

(l) Termination. This Agreement shall terminate automatically and be of no further force and effect immediately (a) with respect to EGI’s rights upon such time as the EGI Group ceases to hold the minimum shares set forth in Section 2(a); and (ii) with respect to Ventas’s rights upon such time as the Ventas Group ceases to hold the minimum shares set forth in Section 3.

*  *  *  *  *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

ARDENT HEALTH PARTNERS, INC.

By:
Name:
Title:

EGI-AM INVESTMENTS, L.L.C.

By:
Name:
Title:

ALH HOLDINGS, LLC

By:
Name:
Title:

[Signature Page to Nomination Agreement]